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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350 (AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002)

          In connection with the Quarterly Report of Winwheel Bullion, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Inho Cho, Interim Chief Financial Officer certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 19, 2008                      /s/  Inho Cho
                                             -------------------------------
                                             Inho Cho
                                             Interim Chief Financial
                                             Officer



The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002.